Capital Management	6 Months Ended
Jun. 30, 2026
Capital Management [Abstract]
Capital Management
20.	Capital Management

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to continue the business of the Company. The Company, upon approval from its Board of Directors, will balance its overall capital structure through new share and warrant issuances, granting of stock options, the issuance of debt or by undertaking other activities as deemed appropriate under the specific circumstance. The Board of Directors does not establish a quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain future development of the business.

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern and to provide capital to pursue the development and commercialization of its products. In the management of capital, the Company includes cash, short-term debt and capital. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may attempt to issue new shares or new debt.

At the current stage of the Company’s development, in order to maximize its current business activities, the Company does not pay out dividends. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.

The Company’s overall strategy with respect to capital risk management remains unchanged for the six months ended June 30, 2026 and 2025.